UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2013

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 7 and December 8, 2013 we issued press releases announcing data from our Phase 1 study of IPI-145 in patients with advanced hematologic malignancies. Copies of these press releases are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	The following exhibits are included in this report:

Exhibit No.	Description

99.1	Press release dated December 7, 2013, entitled Infinity Reports Preclinical Data at ASH Annual Meeting in Diffuse Large B-Cell Lymphoma and T-Cell Acute Lymphoblastic Leukemia Suggesting Broad Potential of IPI-145 in Blood Cancers.

99.2	Press release dated December 7, 2013, entitled Infinity Reports Updated Phase 1 Data of IPI-145 in Indolent Non-Hodgkin Lymphoma at ASH Annual Meeting.

99.3	Press release dated December 8, 2013, entitled Infinity Reports Updated Phase 1 Data Showing Encouraging Clinical Activity of IPI-145 in Chronic Lymphocytic Leukemia and T-Cell Lymphoma at ASH Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: December 9, 2013	By:	/s/ Lawrence E. Bloch, MD, JD
Lawrence E. Bloch, MD, JD
EVP, Chief Financial Officer and Chief Business Officer